SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2019

COMMUNITY FIRST BANCSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Federal	001-38074	82-1147778
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3175 Highway 278, Covington, Georgia		30014
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 786-7088

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CFBI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 19, 2019, Community First Bancshares, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with the Company’s wholly-owned subsidiary, Community Interim Corporation, which has been formed to facilitate the Merger (defined below), and ABB Financial Group, Inc., a Georgia corporation (“ABB”), pursuant to which Community Interim Corporation will merge with and into ABB, with ABB as the surviving corporation. Immediately thereafter, pursuant to the Merger Agreement, ABB will merge with and into the Company, with the Company as the surviving corporation. These transactions are referred to as the “Merger.” Following the consummation of the Merger, Affinity Bank, a Georgia-chartered bank and the wholly-owned subsidiary of ABB, will merge with and into Newton Federal Bank, a federally chartered savings bank and the wholly-owned subsidiary of the Company, with Newton Federal Bank as the surviving institution. The Merger Agreement was unanimously approved by the Boards of Directors of each of the Company and ABB.

Under the terms of the Merger Agreement, each outstanding share of ABB common stock will be converted into the right to receive $7.50 in cash. Including consideration to be received by holders of options to purchase ABB common stock, the transaction is valued at approximately $40.3 million. In addition, $5.9 million of preferred stock that has been issued by ABB will be redeemed, and $1.4 million of trust preferred securities issued by a subsidiary of ABB will be acquired by the Company and canceled. All accrued but unpaid dividends and interest will be paid on the preferred stock and trust preferred securities.

The Merger Agreement includes customary representations and warranties made by the Company and ABB regarding each party’s respective businesses. The Company and ABB have also agreed to customary covenants, including, among others, covenants relating to the conduct of their respective businesses during the period between the execution of the Merger Agreement and the consummation of the Merger.

The executive officers and directors of ABB have each entered into a voting agreement pursuant to which they have agreed to vote their shares of ABB common stock in favor of the Merger Agreement. A copy of the voting agreement is filed as Exhibit 10.1 and incorporated herein by reference.

The Merger is expected to close either late in the fourth quarter of 2019 or the first quarter of 2020. The Merger is subject to approval by ABB’s stockholders as well as regulatory approval and other customary closing conditions. The Merger Agreement provides certain termination rights for both the Company and ABB and further provides that a termination fee of $1.6 million will be payable by ABB to the Company upon termination of the Merger Agreement under certain circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated into this report by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or ABB, their respective affiliates or their respective businesses.

Item 7.01	Regulation FD Disclosure

The price-to-tangible common book value of the Merger as of June 30, 2019 is 175.6%, based upon ABB’s consolidated tangible equity of $25.5 million as of June 30, 2019, and reducing equity by unaccrued and unpaid dividends on ABB’s issued and outstanding preferred stock, which totaled $2.5 million as of June 30, 2019.

Forward-Looking Statements

Certain statements contained in this filing, including financial estimates and statements as to the expected timing, completion and effects of the proposed merger, constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the rules, regulations and releases of the Securities and Exchange Commission (the “SEC”). Such forward-looking statements include, but are not limited to, (1) statements about the benefits of the merger, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the merger; (2) statements of plans, objectives and management expectations; (3) statements of future economic performance; and (4) statements of assumptions underlying such statements. Any statements that are not statements of historical fact, including statements containing such words as “will,” “could,” “plans,” “intends,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “anticipate,” “estimated,” or similar expressions, should also be considered forward-looking statements, although not all forward-looking statements contain these identifying words. Readers are cautioned not to place undue reliance on these forward-looking statements, which are based upon assumptions and the current beliefs and expectations of the management of the Company and ABB. These forward-looking statements are subject to known and unknown risks and uncertainties, and actual results may differ materially from those discussed in, or implied by, these forward-looking statements.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to, the following: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the risk that ABB stockholders may not adopt the merger agreement; (3) the risk that the necessary regulatory approvals may not be obtained, may be delayed, or may be obtained subject to conditions that are not anticipated; (4) delays in closing the merger or other risks that any of the closing conditions to the merger may not be satisfied in a timely manner or at all; (5) the inability to realize expected cost savings and synergies from the merger in the amounts or in the timeframe anticipated; (6) the diversion of management’s time from existing business operations due to time spent related to the merger or integration efforts; (7) the inability of the parties to successfully integrate or that the integration will be more difficult, time-consuming, or costly than expected; (8) unexpected material adverse changes in the operation or earnings of either the Company or ABB, the real estate markets in which they operate, the local economy, or the local business environment; (9) potential litigation in connection with the merger; (10) higher than expected transaction or other costs and expenses; and (11) higher than expected attrition of the customers or key employees. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC.

All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to the parties or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. The parties undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and between Community First Bancshares, Inc., Community Interim Corporation and ABB Financial Group, Inc., dated as of August 19, 2019 (schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K)

10.1	Form of Voting Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMMUNITY FIRST BANCSHARES, INC.

DATE: August 23, 2019	By:	/s/ Tessa M. Nolan
Tessa M. Nolan
Senior Vice President and Chief Financial Officer

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